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                                                                   Exhibit 10.28

                            RECONTRIBUTION AGREEMENT

         This Recontribution Agreement (the "Agreement") by and between Luminant Worldwide Corporation, a Delaware corporation (the "Company") and ____________________ (the "Founding Stockholder") a stockholder of
___________________________, a ________________ corporation (the "Founding
Company") is hereby entered into and effective as of the ______day of September, 1999. Unless otherwise defined herein, capitalized terms have the meanings assigned to them in the prospectus (the "Prospectus") included in the Company's Registration Statement on Form S-1, as amended (Registration No.333-80161).

                                    RECITALS

         WHEREAS, in connection with the organization and formation of the Company, as described in the Prospectus under the caption "About Luminant Worldwide Corporation", the Founding Stockholder has agreed to acquire Common Stock and/or Non-Voting Common Stock of the Company (the "Shares") in consideration for Founding Stockholder's interest in the Founding Company (the "Investment"); and

         WHEREAS, the Founding Stockholder acknowledges that the offer and sale of Shares in connection with the Investment has not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws but has been structured as a private placement exempt from the registration requirements of the Securities Act and state securities laws; and

         WHEREAS, the Founding Stockholder acknowledges that if it is determined that the offer and sale of the Shares was not part of a private placement exempt from the registration requirements of the Securities Act and/or state securities laws, the Founding Stockholder could be granted certain rights under federal and/or state securities laws, including a possible right to rescind the Investment; and

         WHEREAS, the parties hereto have entered into that certain Release Agreement of even date herewith (the "Release") pursuant to which the Founding Stockholder released the Company and certain other parties from certain claims the Founding Stockholder ever had, now have or hereafter can, shall or may have on the basis that the offer and sale of Shares in connection with the Investment was not registered or otherwise was not made in compliance with a valid private placement exemption from the registration requirements of the Securities Act or other federal or state securities laws.



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         NOW THEREFORE, in consideration of the mutual promises, terms, covenants and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

         1. The Founding Stockholder agrees that if the Release is deemed void or unenforceable for any reason, including, without limitation, Section 14 of the Securities Act, the entire beneficial interest in all property and amounts received by the Founding Stockholder in any action to rescind the Investment (whether or not initiated by the Founding Stockholder) or otherwise received or receivable by the Founding Stockholder as damages for failure to register the offer and sale of Shares under the Securities Act or any state securities laws, will be promptly paid over, conveyed and contributed by the Founding Stockholder to the Company without the payment of any additional consideration from the Company. Further, the Founding Stockholder acknowledges and agrees that the consideration the Founding Stockholder will receive pursuant to the acquisition agreement by which the Company will acquire the Founding Company (the "Acquisition Agreement") is adequate consideration for its Investment and for the execution, delivery and performance by the Founding Stockholder of this Agreement and the Release.

         2. The Founding Stockholder acknowledges that the Company, the underwriters described in the Prospectus, the other companies and businesses being acquired by the Company (as described in the Prospectus) and their respective counsel will act and expend substantial additional funds and efforts towards the completion of the offering described in the Prospectus in reliance on this Agreement and the Release. The Founding Stockholder agrees to indemnify and hold harmless all such persons against any costs, expenses or damages (including without limitation legal fees and expenses) resulting from any breach by the Founding Stockholder of this Agreement. All such persons will be considered to be third party beneficiaries of this Agreement.

         3. The Founding Stockholder further consents to the disclosure of this Agreement in the Prospectus.

         4. The validity, construction and enforcement of this Agreement shall be governed by the laws of the State of Delaware without regard to the conflicts of law provisions thereof.

         5. This Agreement as well as the Release supersede all prior discussions and writings relating to the subject matter hereof and constitute the entire agreement between the parties with respect to the subject matter hereof provided that, except for the specific matters herein, nothing set forth in this Agreement shall alter or affect rights of parties in the Acquisition Agreement. No waiver or modification of this Agreement will be binding upon either party unless made in writing and signed by a duly authorized representative of such party and no failure or delay in enforcing any right will be deemed a waiver.

         6. The Founding Stockholder agrees that the Company, in addition to any other remedies available to it, shall be entitled to preliminary and permanent injunctive relief against


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any breach or threatened breach by the Founding Stockholder of this Agreement, without having to post bond.

         7. This Agreement may be executed in counterparts, each of which shall be deemed to be an original instrument, and all of which together will constitute one and the same Agreement.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                               LUMINANT WORLDWIDE CORPORATION


                               By:
                                   -------------------------------
                                        Name:
                                              ----------------------
                                        Title:
                                              ----------------------


                                   -------------------------------
                                        Name
                                              ----------------------



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